Exhibit 10.2

Execution Version

CONFIDENTIAL

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 2 TO OPTION AND LICENSE AGREEMENT

This Amendment No. 2 to Option and License Agreement (the “Second Amendment”) is made as of July 19, 2022 (the “Second Amendment Effective Date”), by and between Beam Therapeutics Inc., a Delaware corporation having an office at 238 Main Street, Cambridge, MA 02142 (“Beam”), and Sana Biotechnology, Inc., a Delaware corporation having an office at 188 E Blaine Street, #400, Seattle, WA 98102 (“Sana”). Sana and Beam are referred to in this Second Amendment individually as a “Party” and collectively as the “Parties”.

Recitals

Whereas, the Parties have entered into that certain Option and License Agreement, dated October 15, 2021 (the “Original Agreement”), as amended by that certain Amendment No. 1 thereto dated June 6, 2022 (the “First Amendment”) (the Original Agreement as amended by the First Amendment, the “Agreement”) pursuant to which Sana obtained a non-exclusive license from Beam to use Beam’s proprietary nuclease editing technology in connection with research and development of engineered cellular therapy products and, if successful, for Sana to further develop and commercialize such products; and

Whereas, Sana desires to perform the [***] study described in Attachment 1 of this Second Amendment (the “[***] Study”) to support research and development of Licensed Products and, in connection with the [***] Study desires to use Beam’s nuclease editing technology solely for [***] using Beam’s technology, and Beam has agreed to grant Sana such right;

Whereas, the Parties wish to extend the Additional Selection Term under the Agreement by period of [***] ([***]) months; and

Whereas, the Parties now desire to amend the Agreement in accordance with Section 14.9 of the Agreement.

Now, Therefore, the Parties now desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Agreement as set forth in this Second Amendment.

ARTICLE 1
amendments

1.1Defined Terms. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

1.2Addition of Exhibits H and I. The plan for performance of the [***] Study set forth in Attachment 1 is hereby added to the Agreement as Exhibit H. The genetic target list set forth in Attachment 2 is hereby added to the Agreement as Exhibit I.

Exhibit 10.2

Execution Version

CONFIDENTIAL

1.3Addition of Definitions. The following definitions are hereby added to Article 1 of the Agreement:

1.23A	“[***] Study” means the study described in Exhibit H.
1.43A

“Development Product” means the therapeutic product described in Exhibit H that is or contains a [***] cell that has been Edited in the course of the [***] Study, including any cell that is cultured or physically descended from any such Edited [***] cell.

1.43B

“Development Product Term” means the period commencing on the Second Amendment Effective Date, and ending on the earliest to occur of: (i) [***]; (ii) receipt by Beam of written notice from Sana stating that Sana no longer desires to exercise its rights with respect to Development Products under this Agreement; or (iii) the date the last patient is dosed in the [***] Study.

1.4Amendment of Definition. The following definition is hereby deleted in their entirety and replaced with the following:

1.1	“Additional Selection Term” means the period starting on the Effective Date and ending on [***].

1.5Addition of Section 2.1A. The following is hereby added to the agreement as new Section 2.1A, immediately following existing Section 2.1:

2.1A	Limited License for [***] Study.
(a)

Beam hereby grants to Sana a non-exclusive, non-transferable license, without the right to grant sublicenses except as set forth in Section 2.1A(b) below, (i) under the Beam Platform Technology to: (1) manufacture and have manufactured the Cas12b Platform Components; and (2) use the Cas12b Platform Components to perform Nuclease Editing; and (ii) under the Beam Platform Technology and Beam Product Technology Patents to research and develop Development Products in the Territory solely through the [***]; in each case of (i) and (ii) solely (x) during Development Product Term, and (y) for purposes of performing the [***] Study in furtherance of researching and developing Licensed Products. For purposes of the license set forth in this Section 2.1A(a), the Genetic Targets will be limited to the targets listed in Exhibit I.

(b)

The license set forth in Section 2.1A(a) above is not sublicensable, except that Sana may grant sublicenses under such license (through [***]) solely to Sana’s CROs, CMOs and Subcontractors solely for purposes of performing activities under the [***] Study in furtherance of researching and developing Licensed Products. If Sana grants a sublicense under Section 2.1A(a) as permitted in the foregoing sentence: (i) Sana shall remain responsible for the performance of such CMOs, CROs and

Exhibit 10.2

Execution Version

CONFIDENTIAL

Subcontractors to the same extent as if such activities were conducted by Sana; and (ii) Sana will insure that the applicable agreement includes (A) the requirement that such CRO, CMO or Subcontractor complies with the provisions set forth on Exhibit D, and (B) all other provisions set forth in Section 2.4 of the [***] Agreement, as applicable to such CRO, CMO or Subcontractor.

(c)

Sections 6.1, 6.2, 6.3, 6.4, 6.5, 8.6, 10.4, 10.5, 11.3, 12.4(b), 13.2, 13.6, 14.1, 14.10 and Exhibit D of the Agreement, and the defined terms therein, shall apply mutatis mutandis with respect to the Development Products as if they were Licensed Products thereunder; provided, however, that nothing in the above-described sections will be deemed to permit Sana to perform any activities with respect to Development Products other than performance of the [***] Study.

(d)

Except as set forth in Section 8.6 of the Agreement, no milestone payment is owed by Sana to Beam pursuant to Section 8.4 of the Agreement in connection with Sana’s research and development of the Development Products or the exercise of the license set forth in Section 2.1A(a).

ARTICLE 2
MISCELLANEOUS

2.1Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each Party may rely on the delivery of executed electronic copies of counterpart execution pages of this Second Amendment and such electronic copies shall be legally effective to create a valid and binding agreement among the Parties.

2.2Scope. This Second Amendment supersedes all proposals, negotiations, conversations and/or discussions between or among parties relating to the subject matter of this Second Amendment and all past dealing or industry custom. This Second Amendment shall be integrated in and form part of the Agreement effective as of the Second Amendment Effective Date. Except for the foregoing modifications, the Agreement is hereby ratified and confirmed in accordance with its the terms thereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment No. 2 to Option and License Agreement to be executed by their duly authorized representatives as of the Second Amendment Effective Date.

Beam Therapeutics Inc.		Sana Biotechnology, Inc.

By:	/s/ John Evans	By:	/s/ Christian Hordo

Name:	John Evans	Name:	Christian Hordo

Title:	CEO	Title:	Chief Business Officer

[Signature Page to Amendment No. 2 to Option and License Agreement]

Attachment 1

Exhibit H

[***] Study

[***]

Attachment 2

Exhibit I

Genetic Target List

[***]